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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 30, 2000
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                        (Date of Earliest Event Reported)


                      VIDEO NETWORK COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

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
 DELAWARE                          000-22235                         52-1707962
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(State of                         (Commission                  (I.R.S. Employer
Incorporation)                    File Number)            Identification Number)
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    50 INTERNATIONAL DRIVE, PORTSMOUTH, NEW HAMPSHIRE                   03801
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    (Address of Principal Executive Offices)                         (Zip Code)



                                 (603) 334-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS.

Video Network Communications, Inc., a Delaware corporation (the "Company"), announced today that it received an order to purchase approximately $1,000,000. The purchase order was a repeat order from a Fortune 50 company and involves the international and domestic deployment of the Company's technology.

The Company also announced that it has increased its cash assets from approximately $1,100,000 as of September 30, 2000 to approximately $2,800,000 as of November 30, 2000. The Company's increase in cash assets is due in part to its sale of certain non-operating assets and to the receipt of customer payments on outstanding receivables. The Company is continuing to negotiate a factoring agreement for future customer accounts receivable, and it believes a factoring facility will be in place prior to December 31, 2000. In light of the foregoing, the Company believes that the receipts from the sale of non-operating assets combined with anticipated cash from operations will continue to be sufficient to fund the Company's operating expenditures for at least the next six months or longer.

This Current Report on Form 8-K includes forward-looking statements that may involve a number of risks and uncertainties. Actual results and future events may differ significantly based upon a number of factors, including risks in product and technology development; customer and market acceptance of new products; demand for our products; and the impact of competitive products and pricing. Additional information about these and other risks and uncertainties that may affect VNCI and our business are included in our quarterly reports on Form 10-QSB and readers are urged to review these risk factors in their entirety, and not to place undue reliance on such forward-looking statements.






















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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                      VIDEO NETWORK COMMUNICATIONS, INC.



Date:  December 7, 2000                 By:  /s/ Robert H. Emery
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                                        Robert H. Emery
                                        Chief Financial Officer, Vice President,
                                        Administration and Secretary